UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2005 (January 31, 2005)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32367 (Commission File No.)	80-0000545 (IRS Employer Identification No)

1099 18th Street, Suite 2300 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

(303) 293-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former names or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Energy Summit Presentation

Item 7.01. Regulation FD Disclosure.

     On January 31, 2005, the Company issued a press release concerning its participation in Credit Suisse First Boston’s annual Energy Summit in Vail, Colorado on January 31-February 4, 2005. Company President Fred Barrett will present to the conference on Wednesday, February 2 at 9:30 a.m. MST. Mr. Barrett’s presentation will be webcast live with both audio and user controlled slides at 9:30 a.m. MST on the Company’s site at http://www.billbarrettcorp.com; the presentation will be available on a delayed basis through March 2, 2005 and is included as Exhibit 99.2 to this Form 8-K. The material that Mr. Barrett will present will be available on the Company’s website prior to the presentation as well.

     A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 31, 2005.
99.2	Energy Summit Presentation, dated February 2, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2005	BILL BARRETT CORPORATION
	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel; and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 31, 2005.
99.2	Energy Summit Presentation, dated February 2, 2005.

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